Accumulated other comprehensive income	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
Accumulated other comprehensive income

10. Accumulated other comprehensive income

In the first half of 2024, accumulated other comprehensive income decreased with unrealized loss of $1,991, compared to $2,628, in the respective prior year period, which resulted mainly from unrealized loss from the amortization of deferred gain on termination of hedging financial instruments.